UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)

Iowa	0-26525	42-0895882
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 673-2311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Breda entered into an Employment Agreement with Steve Frickenstein on June 14, 2006, pursuant to which Mr. Frickenstein will be employed as the chief executive officer of Breda effective on July 1, 2006.

Mr. Frickenstein’s annual salary will be $135,000 during the first year of the Employment Agreement. Mr. Frickenstein’s annual salary during the second year and the third year of the Employment Agreement will be set by Breda’s board of directors, but will not be less than $135,000 per year. Breda’s board of directors may also, in its sole discretion, establish a bonus program for Mr. Frickenstein for the second year and the third year of the Employment Agreement. Mr. Frickenstein will also be paid his relocation expenses and hotel expenses up to and including July 19, 2006. Mr. Frickenstein will also be reimbursed for reasonable expenses incurred in connection with Breda’s business. Mr. Frickenstein will also be entitled to any employee benefits as are provided by Breda from time to time, other than any retirement benefits as may be offered by Breda. Mr. Frickenstein is entitled to four weeks of paid vacation per year under the Employment Agreement.

The term of the Employment Agreement is from July 1, 2006 through June 30, 2009. Breda may terminate the Employment Agreement at any time by giving 60 days written notice to Mr. Frickenstein. In that circumstance, Mr. Frickenstein will be paid a severance allowance on the date of termination, with the amount of the severance allowance depending upon when the termination occurs. If the termination occurs during the first year of the Employment Agreement, the severance allowance will be equal to six months of Mr. Frickenstein’s regular salary, with the amount being lowered to four months of his regular salary if the termination occurs during the second year of the Employment Agreement, and being reduced to two months of his regular salary if the termination occurs during the third year of the Employment Agreement.

Mr. Frickenstein may also terminate the Employment Agreement by giving 60 days notice to Breda.

The Employment Agreement may also be terminated by Breda for cause upon five days written notice to Mr. Frickenstein.

The Employment Agreement may also be terminated by Breda if Mr. Frickenstein is absent from his employment by reason of illness or other incapacity for more than 20 consecutive weeks. Breda will pay Mr. Frickenstein compensation during any period of illness or incapacity in accordance with Breda’s sick pay policy as then in effect.

The Employment Agreement includes a noncompete covenant that applies during the term of the Employment Agreement and for a period of one year after the termination of the Employment Agreement, and provides that Mr. Frickenstein will not enter into or engage in any business competitive with that of Breda within a 50 mile area in which Breda is then doing business or solicit or attempt to solicit any of Breda’s customers with the intent or purpose to provide them with competitive goods or services.

Breda also entered into an Employment Agreement with Charles J. Deisbeck on June 14, 2006, pursuant to which Mr. Deisbeck will be employed as the chief operations officer of Breda effective on July 1, 2006.

Mr. Deisbeck’s annual salary will be $100,000 during the first year of the Employment Agreement. Mr. Deisbeck’s annual salary during the second year and the third year of the Employment Agreement will be set by Breda’s chief executive officer, with final approval by Breda’s board of directors, but will not be less than $100,000 per year. Breda’s chief executive officer, with the approval of Breda’s board of directors, may also establish a bonus program for Mr. Deisbeck for the second year and the third year of the Employment Agreement. Mr. Deisbeck will also be paid his relocation expenses and hotel expenses up to and including July 19, 2006. Mr. Deisbeck will also be reimbursed for reasonable expenses incurred in connection with Breda’s business. Mr. Deisbeck will also be entitled to any employee benefits as are provided by Breda from time to time, including any retirement benefits as may be offered by Breda. Mr. Deisbeck is entitled to four weeks of paid vacation per year under the Employment Agreement.

The term of the Employment Agreement is from July 1, 2006 through June 30, 2009. Breda may terminate the Employment Agreement at any time by giving 60 days written notice to Mr. Deisbeck. In that circumstance, Mr. Deisbeck will be paid a severance allowance on the date of termination, with the amount of the severance allowance depending upon when the termination occurs. If the termination occurs during the first year of the Employment Agreement, the severance allowance will be equal to six months of Mr. Deisbeck’s regular salary, with the amount being lowered to four months of his regular salary if the termination occurs during the second year of the Employment Agreement, and being reduced to two months of his regular salary if the termination occurs during the third year of the Employment Agreement.

Mr. Deisbeck may also terminate the Employment Agreement by giving 60 days notice to Breda.

The Employment Agreement may also be terminated by Breda for cause upon five days written notice to Mr. Deisbeck.

The Employment Agreement may also be terminated by Breda if Mr. Deisbeck is absent from his employment by reason of illness or other incapacity for more than 20 consecutive weeks. Breda will pay Mr. Deisbeck compensation during any period of illness or incapacity in accordance with Breda’s sick pay policy as then in effect.

The Employment Agreement also includes a noncompete covenant that applies during the term of the Employment Agreement and for a period of one year after the termination of the Employment Agreement, and provides that Mr. Deisbeck will not enter into or engage in any business competitive with that of Breda within a 50 mile area in which Breda is then doing business or solicit or attempt to solicit any of Breda’s customers with the intent or purpose to provide them with competitive goods or services.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)

Breda entered into an Employment Agreement with Steve Frickenstein on June 14, 2006, pursuant to which Mr. Frickenstein will be employed as the chief executive officer of Breda effective on July 1, 2006. Breda also entered into an Employment Agreement with Charles Deisbeck on June 14, 2006, pursuant to which Mr. Deisbeck will be employed as the chief operations officer of Breda effective on July 1, 2006.

Mr. Frickenstein served as a general manager of construction support for AT&T from May 1, 2000 through July 22, 2005. Mr. Frickenstein provided various consulting services to Breda during the period of January, 2006 to June, 2006. He has 36 years of experience in the telecommunications industry, and he began his career as a lineman for Illinois Bell. Mr. Frickenstein has also had assignments in Europe and with Bell Labs in New Jersey.

Mr. Deisbeck was an operations manager at Choice One Communications in Milwaukee, Wisconsin, from September, 2000, to October, 2002, and he has been the operations manager at Red River Telephone Company in Abercrombie, North Dakota since October, 2002. He has held various plant operations positions in the telecommunications industry since 1988.

See Item 1.01 of this Form 8-K for a description of the terms of Breda’s employment agreements with Mr. Frickenstein and with Mr. Deisbeck.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREDA TELEPHONE CORP.

Date: June 20, 2006	By: /s/ Jane Morlok
Jane Morlok, Interim Chief Executive
Officer and Chief Financial Officer